Statement of Additional Information (SAI) Supplement American Century International Bond Funds
Supplement dated August 23, 2024 ■ SAI dated March 1, 2024

The following changes are effective September 1, 2024:

The following entry for Lynn Chen replaces her entry in the Accounts Managed table on page 41 of the SAI. The following entry for Jason Greenblath is added to the Accounts Managed table on page 41 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Lynn Chen[1]	Number of Accounts	4	0	6
	Assets	$4.1 billion[2]	N/A	1.4 billion
Jason Greenblath[1]	Number of Accounts	13	0	0
	Assets	$13.3 billion[3]	N/A	N/A
1 Information provided as of August 20, 2024.
2 Includes $650.1 million in Emerging Markets Debt and $3.3 billion in Global Bond.
3 Includes $650.1 million in Emerging Markets Debt.

The following entries are added to the Ownership of Securities table on page 43 of the SAI.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Emerging Markets Debt
Lynn Chen[1]	A
Jason Greenblath[1]	A
1 Information provided as of August 20, 2024.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

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